Accounts Receivable	12 Months Ended
Dec. 31, 2017
Receivables [Abstract]
Accounts Receivable

Note 4. Accounts Receivable

Components of accounts receivable, net are as follows (in thousands):

	December 31,
	2017	2016
Accounts receivable	$47,017	$15,915
Allowance for doubtful accounts	(1,220)	(1,221)
Total	$45,797	$14,694

Reserve for Uncollectible Accounts Receivable

We reserve an estimated amount for receivables that may not be collected. Methodologies for estimating bad debt reserves range from specific reserves to various percentages applied to aged receivables. Historical collection rates are considered, as are customer relationships, in determining specific reserves. As with many estimates, management must make judgments about potential actions by third parties in establishing and evaluating our reserves for bad debts. In 2017 and 2016, the Company’s bad debt expense totaled $0.5 million and $0.2 million, respectively.